UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 16, 2017 (Date of earliest event reported)
REVA MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5751 Copley Drive, San Diego, CA	92111
(Address of principal executive offices)	(Zip Code)

(858) 966-3000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously reported, on April 22, 2017, REVA Medical, Inc. (“REVA” or the “Company”) entered into a Convertible Note Deed (the “Deed”) pursuant to which the Company agreed to issue up to 525 senior subordinated convertible notes (the “Notes”), each having an issue price of US$100,000 and a face value of US$100,000, to raise aggregate proceeds of up to US$52.5 million, before deducting fees and expenses, with US$33.8 million of Notes and 1,521,000 Options for the purchase of the Company’s common stock issued at the first closing on May 4, 2017.

On June 16, 2017, the Company completed the second closing contemplated by the Deed, pursuant to which the Company issued US$13.3 million of Notes and 598,500 Options for the purchase of the Company’s common stock.

Reference is made to Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on April 26, 2017, for descriptions of the terms of the Deed, the Notes, and the Options, which descriptions are incorporated herein by reference. All such descriptions of the Deed, the Notes, and the Options do not purport to be complete and are qualified in their entirety by reference to the text of the Deed, such document filed as Exhibit 4.1 hereto.

Item 3.02   Unregistered Sales of Equity Securities

The disclosure in Item 2.03 above regarding the Deed is incorporated herein by reference.

Item 7.01   Regulation FD Disclosure

On June 19, 2017, the Company announced that it had completed the financing transaction that it had entered into in April 2017 and that its shareholders had approved on June 1, 2017. A copy of the announcement is furnished hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
4.1	Convertible Note Deed dated April 22, 2017 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on April 26, 2017)
99.1	Announcement entitled, “Financing Completed – Tranche 2 Cash Proceeds of US$13.3 million Received”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: June 20, 2017	/s/ Katrina L. Thompson
Katrina L. Thompson
Chief Financial Officer
(principal financial and accounting officer)

Index to Exhibits

Exhibit Number	Description of Exhibits
4.1	Convertible Note Deed dated April 22, 2017 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on April 26, 2017)
99.1	Announcement entitled, “Financing Completed – Tranche 2 Cash Proceeds of US$13.3 million Received”